UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: April 21, 2011

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1266 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Approval of the Amendment and Restatement of the 2010 Incentive Award Plan

The Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) previously adopted, subject to stockholder approval, an increase in the number of shares of common stock authorized for issuance pursuant to awards granted under the Company’s 2010 Incentive Award Plan (the “2010 Plan”) from 1,250,000 to 2,450,000 (the “Award Pool Increase”). According to the final results from the Company’s Annual Meeting of Stockholders held on April 21, 2011 (the “Annual Meeting”), the Company’s stockholders approved the amended and restatement of the 2010 Plan to provide for the Award Pool Increase. The foregoing description of the 2010 Plan, as amended and restated, is qualified in its entirety by reference to the text of the amended and restated 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 1, 2011 (the “Proxy”):

Proposal No. 1: To elect three directors to the Board of Directors to serve a three-year term expiring at the 2014 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-votes
Floyd D. Loop, M.D.	29,276,336	436,169	42,612	4,795,243
George J. Stalk, Jr.	29,334,061	378,184	42,872	4,795,243
Craig H. Barratt, Ph.D.	29,341,789	369,141	44,187	4,795,243

Each of the nominees recommended in Proposal No. 1 was elected.

Proposal No. 2: To approve an amendment and restatement of the Company’s 2010 Incentive Award Plan to increase the number of shares of common stock reserved for issuance by 1,200,000 from 1,250,000 to 2,450,000:

For	Against	Abstain	Broker Non-Votes
20,989,274	8,729,615	36,228	4,795,243

Proposal No. 2 was approved.

Proposal No. 3: To approve, by non-binding vote, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion in the Proxy:

For	Against	Abstain	Broker Non-Votes
25,579,080	4,139,468	36,569	4,795,243

Proposal No. 3 was approved.

Proposal No. 4: To recommend, by non-binding vote, the frequency of the advisory vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,636,344	156,562	13,936,329	25,882	4,795,243

The stockholders recommended an advisory vote to occur every year.

Proposal No. 5: To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain
34,168,272	356,018	26,070

Proposal No. 5 was approved.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	Intuitive Surgical, Inc. 2010 Incentive Award Plan, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: April 26, 2011	By	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Senior Vice President and Chief Financial Officer